BLACKROCK FUNDS II
BlackRock High Yield Bond Portfolio
(the “Fund”)

Supplement dated April 1, 2011
to the Prospectus, dated January 28, 2011

Effective May 1, 2011, the following changes are made to the Fund’s Prospectus:

The sections entitled “Fund Overview—Key Facts about the BlackRock High Yield Bond Portfolio—Principal Investment Strategies of the Fund” and “Details About the Funds—How each Fund Invests—High Yield Fund—Principal Investment Strategies” are amended to reflect the following:

The following sentence is deleted in its entirety:

The High Yield Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

The following sentences are added:

The Fund may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund may also invest in preferred securities.

The sections entitled “Fund Overview—Key Facts about the BlackRock High Yield Bond Portfolio—Principal Risks of Investing in the Fund” and “Details about the Funds—Investment Risks” are amended to add the following as a principal risk of investing in the Fund:

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

The section entitled “Details about the Funds—Investment Risks” is amended to add the following as an other risk of investing in the Fund:

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Shareholders should retain this Supplement for future reference.